Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the Annual Report on Form 10-K of Salton, Inc. for the year ended June 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Ivan R. Habibe, Vice President and Chief Financial Officer of Salton, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Salton, Inc.

Dated: September 25, 2008	By:	/s/ Ivan R. Habibe
Ivan R. Habibe
Vice President and Chief Financial Officer